UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

November 12, 2004

DATE OF REPORT

(DATE OF EARLIEST EVENT REPORTED)

NEWS CORPORATION

(EXACT NAME OF REGISTRANT AS SPECIFIED IN CHARTER)

DELAWARE	1-9141	26-0075658
(STATE OR OTHER JURISDICTION OF INCORPORATION)	(COMMISSION FILE NO.)	(IRS EMPLOYER IDENTIFICATION NO.)

1211 Avenue of the Americas

New York, NY 10036

(ADDRESS OF PRINCIPAL EXECUTIVE OFFICES, INCLUDING ZIP CODE)

(212) 852-7000

(REGISTRANT’S TELEPHONE NUMBER, INCLUDING AREA CODE)

None

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 2.01 ACQUISITION OR DISPOSITION OF ASSETS.

On November 12, 2004, the reorganization of The News Corporation Limited, an Australian corporation (“TNCL”) was effected in accordance with the Implementation Agreement (the “Implementation Agreement”), among TNCL, Carlholt Pty Ltd, an Australian corporation (“Carlholt”), and News Corporation, a Delaware corporation (“News Corporation”), which included, among other things, (i) the acquisition by Carholt, a wholly owned direct subsidiary of News Corporation, of all of the shares in TNCL, (ii) the cancellation of all the shares and options in TNCL, and in exchange existing TNCL shareholders and optionholders received shares and options in News Corporation, and (iii) the listing of News Corporation on the New York Stock Exchange (“NYSE”) and the secondary listing of News Corporation on the Australian Stock Exchange and the London Stock Exchange. As a result of the transactions discussed in the preceding sentence, TNCL became a wholly owned indirect subsidiary of News Corporation. Holders of ordinary shares of TNCL (“Ordinary Shares”) received one share of News Corporation Voting Common Stock for every two Ordinary Shares of TNCL held; holders of preferred limited voting shares of TNCL (“Preferred Shares”) received one share of News Corporation Non-Voting Common Stock for every two Preferred Shares of TNCL held; holders of American Depository Shares (“ADSs”) (each of which represents either four Ordinary Shares or four Preferred Shares) received two shares of News Corporation Voting Common Stock or two shares of News Corporation Non-Voting Common Stock (as the case may be) for each ADS held; and holders of options over Preferred Shares (granted under either the News Corporation Share Option Plan or Australian Executive Option Plan) received new options representing half as many options over shares of News Corporation Non-Voting Common Stock and the exercise price of these options is twice the exercise price of the options they replace.

A copy of the press release announcing the completion of the transaction is attached as an exhibit hereto and is incorporated by reference herein.

TNCL’s Ordinary Shares, Preferred Shares, Ordinary ADSs and Preferred ADSs were registered pursuant to Section 12(b) of the Securities Exchange Act of 1934, as amended (“Exchange Act”). In reliance on Rule 12g-3 of the Exchange Act, News Corporation Voting Common Stock and News Corporation Non-Voting Common Stock are deemed registered under Section 12(g) of the Exchange Act. TNCL is delisting its Ordinary Shares, Preferred Shares, Ordinary ADSs and Preferred ADSs from the NYSE and filing a Form 15 with the SEC to terminate the registration under the Exchange Act of the Ordinary Shares, Preferred Shares, Ordinary ADSs and Preferred ADSs. In addition, TNCL is delisting the Ordinary Shares and Preferred Shares from the Australian Stock Exchange, the London Stock Exchange and the New Zealand Stock Exchange. On November 12, 2004, TNCL changed its name to News Holdings Limited. A Form 8-A pertaining to the registration under Section 12(b) of Class A Preferred Stock Purchase Rights and Class B Preferred Stock Purchase Rights pursuant to the Agreement dated November 8, 2004 among the Company and Computershare is also being filed today.

ITEM 9.01 FINANCIAL STATEMENTS AND EXHIBITS.

(c) Exhibits

3.1	Amended and Restated Certificate of Incorporation of News Corporation, Inc.

3.2	Certificate of Amendment of Amended and Restated Certificate of Incorporation of News Corporation, Inc.

3.3	Certificate of Designation, Preferences and Rights of Series A Junior Participating Preferred Stock of News Corporation, Inc.

3.4	Amended and Restated By-Laws of News Corporation

4.1	Specimen Certificate for Shares of Class A Common Stock of News Corporation

4.2	Specimen Certificate for Shares of Class B Common Stock of News Corporation

4.3	Rights Agreement in News Corporation, Inc. and Computershare Investor Services dated November 8, 2004*

99.1	Press Release

*	Incorporated by reference to Form 6-K filed by TNCL on November 8, 2004

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

NEWS CORPORATION
(REGISTRANT)

By:	/s/ Arthur M. Siskind
Arthur M. Siskind
Senior Executive Vice-President and Group General Counsel

Dated: November 12, 2004

EXHIBIT INDEX

(c) Exhibits

3.1	Amended and Restated Certificate of Incorporation of News Corporation, Inc.

3.2	Certificate of Amendment of Amended and Restated Certificate of Incorporation of News Corporation, Inc.

3.3	Certificate of Designation, Preferences and Rights of Series A Junior Participating Preferred Stock of News Corporation, Inc.

3.4	Amended and Restated By-Laws of News Corporation

4.1	Specimen Certificate for Shares of Class A Common Stock of News Corporation

4.2	Specimen Certificate for Shares of Class B Common Stock of News Corporation

4.3	Rights Agreement in News Corporation, Inc. and Computershare Investor Services dated November 8, 2004*

99.1	Press Release

*	Incorporated by reference to Form 6-K filed by TNCL on November 8, 2004